Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials	¥ 40,687	$ 5,818	¥ 45,319
Work in progress	20,400	2,917	9,043
Finished goods	48,760	6,972	30,405
Inventories, total	109,847	15,707	84,767
Inventories provision	(8,213)	(1,174)	(9,080)
Inventories	¥ 101,634	$ 14,533	¥ 75,687